                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 4, 2003


                          Citizens Banking Corporation
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)


       000-10535                                            38-2378932

(Commission File Number)                       (IRS Employer Identification No.)

                 328 South Saginaw Street, Flint, Michigan 48502
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (810) 766-7500

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits


Exhibit 99.1:     Press Release, dated April 4, 2003

Item 9:  Regulation FD Disclosure.

         On April 4, 2003, Citizens Banking Corporation issued a press release announcing lower earnings expectations for the 1st quarter and for the full year 2003 and certain other information. A copy of the press release is furnished herewith as Exhibit 99.1.

         The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 12.  Results of Operations and Financial Condition.

         See Item 9.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 8, 2003                    CITIZENS BANKING CORPORATION


                                 /s/ Thomas W. Gallagher
                                 ---------------------------------------------
                                 By: Thomas W. Gallagher
                                 Its: Senior Vice President, General Counsel
                                 and Secretary

                                  EXHIBIT INDEX


Number                     Description

99.1              Press Release, dated April 4, 2003







                                       3